EXHIBIT 10.3

OWNER TRUST ADMINISTRATION AGREEMENT

among

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[ ], as Issuer,

HYUNDAI CAPITAL AMERICA, as Administrator,

and

 [                              ], as Indenture Trustee

Dated as of [                ], 20[__]

- i-	(20[__]-[ ] Owner Trust Administration Agreement)

This OWNER TRUST ADMINISTRATION AGREEMENT dated as of [                ], 20[__] ) (this “Agreement”) among HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[ ], a Delaware statutory trust (the “Issuer”), HYUNDAI CAPITAL AMERICA, a California corporation, as administrator (the “Administrator”), and [                                    ], a [                            ], not in its individual capacity but solely as Indenture Trustee (the “Indenture Trustee”).

W I T N E S S E T H :

WHEREAS, the Issuer was formed pursuant to a Trust Agreement dated as of [                ], 20[__] and is governed by an Amended and Restated Trust Agreement dated as of [                ], 20[__] (as amended and supplemented from time to time, the “Trust Agreement”), by and among Hyundai ABS Funding, LLC, as depositor (the “Depositor”), [                                   ], not in its individual capacity but solely as owner trustee (the “Owner Trustee”), and Hyundai Capital America, as administrator (the “Administrator”), and is issuing [         ]% Asset Backed Notes, Class A-1, [         ]% Asset Backed Notes, Class A-2[-A], [[SOFR Rate][Other Benchmark Rate] + [__]% Asset Backed Notes, Class A-2-B,] [         ]% Asset Backed Notes, Class A-3 and [         ]% Asset Backed Notes, Class A-4 (collectively, the “Class A Notes”), [         ]% Asset Backed Notes, Class B (the “Class B Notes”), [         ]% Asset Backed Notes, Class C (the “Class C Notes”), and [         ]% Asset Backed Notes, Class D Notes (the “Class D Notes” and, collectively with the Class A Notes, the Class B Notes and the Class C Notes, the “Notes”) pursuant to the Indenture dated as of [                ], 20[__] (as amended and supplemented from time to time, the “Indenture”), between the Issuer and the Indenture Trustee, and is issuing asset backed certificates (the “Trust Certificates” and, collectively with the Notes, the “Securities”) pursuant to the Trust Agreement (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Sale and Servicing Agreement);

WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities (collectively, the “Related Agreements”), including (i) a Sale and Servicing Agreement dated as of [                ], 20[__] (as amended and supplemented from time to time, the “Sale and Servicing Agreement”), among Hyundai Capital America, as seller (in such capacity, the “Seller”) and as servicer (in such capacity the “Servicer”), the Depositor, the Issuer and the Indenture Trustee, (ii) a Letter of Representations dated [                ], 20[__] (as amended and supplemented from time to time, the “Depository Agreement”), executed by the Issuer in favor of The Depository Trust Company (“DTC”) relating to the Notes and (iii) the Indenture;

WHEREAS, pursuant to the Related Agreements, the Issuer and Owner Trustee are required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the “Collateral”) and (b) the beneficial ownership interests in the Issuer (the registered holders of such interests being referred to herein as the “Owners”);

WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

1	(20[__]-[ ] Owner Trust Administration Agreement)

WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1.                Duties of the Administrator with Respect to the Depository Agreement and the Indenture.

The Administrator agrees to perform all its duties as Administrator and all the duties of the Issuer and the Owner Trustee under the Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture and the Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer’s or the Owner Trustee’s duties under the Indenture and the Depository Agreement. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Depository Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

(a)            the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

(b)            the notification of Noteholders of the final principal payment on their Notes (Section 2.08(b));

(c)            the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

(d)            [the duty to give the Indenture Trustee notice of any appointment of a new Calculation Agent (Section 3.01);]

(e)            [the duty to determine a Benchmark Transition Event, Benchmark Replacement Date, Benchmark Replacement , Benchmark Replacement Adjustment, Benchmark Replacement Conforming Changes or any other matters related to or arising in connection with the foregoing (Section 3.01);]

(f)            the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 4.04);

2	(20[__]-[ ] Owner Trust Administration Agreement)

(g)            the maintenance of an office for registration of transfer or exchange of Notes (Section 3.02);

(h)            the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

(i)             the direction to the Indenture Trustee to deposit moneys with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

(j)             the obtaining and preservation of the Issuer’s qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

(k)            the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate (Section 3.05);

(l)             the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer’s Certificate and certain other statements as to compliance with the Indenture (Sections 3.06 and 3.09);

(m)           the identification to the Indenture Trustee in an Officer’s Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

(n)            the delivery of written notice to the Indenture Trustee and the Rating Agencies of a Servicer Termination Event under the Sale and Servicing Agreement and, the taking of all reasonable steps available to remedy such failure (Section 3.07(d));

(o)            the duty to cooperate with the Indenture Trustee to facilitate the voting related to an Asset Representations Review (Section 7.05);

(p)            the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 4.01);

(q)            the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture and each default by the Servicer or the Seller under the Sale and Servicing Agreement and by the Seller or the Depositor under the Receivables Purchase Agreement (Section 3.19);

(r)             the monitoring of the Issuer’s obligations as to the satisfaction and discharge of the Indenture and the preparation and execution of an Officer’s Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

3	(20[__]-[ ] Owner Trust Administration Agreement)

(s)             the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

(t)             the preparation and delivery of notice to Noteholders of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.09);

(u)            the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Sections 6.08 and 6.10);

(v)            the furnishing to the Indenture Trustee of the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

(w)           the duty to provide reasonable and appropriate assistance to the Depositor or its designees, as applicable, with the preparation and filing with the Commission and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

(x)            the opening of one or more accounts in the Issuer’s name, the preparation and delivery of Issuer Orders, Officer’s Certificates and Opinions of Counsel and all other actions necessary with respect to investment and reinvestment of funds in the Trust Accounts (Sections 8.02 and 8.03);

(y)           the preparation of an Issuer Request and Officer’s Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.04 and 8.05);

(z)             the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

(aa)          the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.05);

(bb)         the duty to notify Noteholders of redemption of the Notes or to cause the Indenture Trustee to provide such notification (Section 10.02);

(cc)          the preparation and delivery of all Officer’s Certificates, Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

(dd)         the preparation and delivery of Officer’s Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

4	(20[__]-[ ] Owner Trust Administration Agreement)

(ee)          the notification of the Rating Agencies, upon the failure of the Indenture Trustee to give such notification, of the information required pursuant to Section 11.04 of the Indenture (Section 11.04);

(ff)           the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06);

(gg)         the recording of the Indenture, if applicable (Section 11.14);

(hh)         the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.12);

(ii)            the direction to Paying Agents to pay to the Indenture Trustee all sums held in trust by such Paying Agents (Section 3.03); and

(jj)            the duty to provide the Indenture Trustee with the information necessary to deliver to each Noteholder such information as may be reasonably required to enable such Holder to prepare its United States federal and state income tax returns (Section 6.07).

The Administrator shall make available to each Rating Agency notice of (i) any resignation of the Indenture Trustee pursuant to Section 6.09 of the Indenture; (ii) any merger, consolidation or conversion of the Indenture Trustee pursuant to Section 6.10 of the Indenture; (iii) any breach of the perfection representations contained in Section 11.21 of the Indenture; (iv) any redemption of the Notes pursuant to Section 10.01 of the Indenture; (v) any resignation of the Owner Trustee pursuant to Section 10.02 of the Trust Agreement; (vi) any acceptance of appointment of a successor Owner Trustee pursuant to Section 10.03 of the Trust Agreement; (vii) any merger, conversion or consolidation of the Owner Trustee pursuant to Section 10.04 of the Trust Agreement; and (viii) any amendment to the Trust Agreement pursuant to Section 11.01 of the Trust Agreement; in the case of each of (i) through (viii), promptly upon the Administrator being notified thereof by the Indenture Trustee, the Owner Trustee or the Servicer, as applicable.

Section 1.2             Additional Duties.

(a)            In addition to the duties of the Administrator set forth above, the Administrator shall (i) perform all duties and obligations applicable to or required of the Issuer as set forth in Appendix A to the Sale and Servicing Agreement in accordance with the terms and conditions thereof and (ii) perform such calculations and shall prepare or shall cause the preparation by other appropriate persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements or Section 5.04(a), (b), (c) or (d) of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements and perform such duties and obligations as required under the Asset Representations Review Agreement. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator. Such responsibilities shall include providing to the Depositor and the Indenture Trustee the monthly servicing report in an appropriate electronic form.

5	(20[__]-[ ] Owner Trust Administration Agreement)

(b)            Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.04 and Section 5.05(a) of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders; provided, however, that the Certificate Registrar on behalf of the Owner Trustee shall retain responsibility for the distribution of the Schedule K-1s (as prepared by the Administrator) necessary to enable each Certificateholder to prepare its United States federal and applicable state income tax returns.

(c)            The Administrator shall satisfy its obligations with respect to clause (b) above by retaining, at the expense of the Trust payable by the Administrator, a firm of independent public accountants (the “Accountants”) acceptable to the Owner Trustee, which shall perform the obligations of the Administrator thereunder.

(d)            The Administrator shall perform the duties of the Administrator including, without limitation, those specified in Sections 8.01, 8.02 and 10.02 of the Trust Agreement required to be performed in connection with the fees, expenses and indemnification and the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

(e)             In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator’s opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

Section 1.3             Non-Ministerial Matters.

With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. Unless explicitly provided under this Administration Agreement, for the purpose of the preceding sentence, “non-ministerial matters” shall include, without limitation:

(a)            the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

6	(20[__]-[ ] Owner Trust Administration Agreement)

(b)            the appointment of successor Note Registrars, successor Paying Agents, successor Calculation Agent and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent, Calculation Agent or Indenture Trustee of its obligations under the Indenture; and

(c)            the removal of the Indenture Trustee.

Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (i) make any payments to the Noteholders under the Related Agreements, (ii) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (iii) take any other action that the Issuer directs the Administrator not to take on its behalf.

Section 2.               Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer at any time during normal business hours.

Section 3.               Representations and Warranties of the Administrator. The Administrator hereby represents and warrants as follows to the Issuer and the Indenture Trustee as of the Closing Date:

(a)            Organization and Good Standing. The Administrator is duly organized and validly existing as a corporation in good standing under the laws of the State of its incorporation, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

(b)            Due Qualification. The Administrator is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Administrator’s ability to perform its obligations under this Agreement.

(c)            No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of its terms do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of incorporation or bylaws of the Administrator, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Administrator is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, or other instrument, other than this Agreement, or violate any law, or to the best of the Administrator’s knowledge, any order, rule or regulation applicable to the Administrator of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or any of its properties. There shall be no breach of the representations and warranties in this paragraph resulting from any of the foregoing breaches, violations, Liens or other matters which, individually or in the aggregate, would not materially and adversely affect the Administrator’s ability to perform its obligations under this Agreement.

(d)            Binding Obligation. This Agreement, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligation of the Administrator, enforceable against the Administrator in accordance its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization and similar laws now or hereafter in effect relating to or affecting creditors’ rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

7	(20[__]-[ ] Owner Trust Administration Agreement)

(e)            No Consents. The Administrator is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization or declaration of or with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement that has not already been obtained, other than (i) UCC filings and (ii) consents, licenses, approvals, registrations, authorizations or declarations which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or would not materially and adversely affect the ability of the Administrator to perform its obligations under this Agreement.

Section 4.              Compensation. As compensation for the performance of the Administrator’s obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be paid by the Servicer in accordance with the Sale and Servicing Agreement.

Section 5.              Additional Information To Be Furnished to the Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

Section 6.              Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

Section 7.              No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

Section 8.              Other Activities of Administrator.

Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

The Administrator and its affiliates may generally engage in any kind of business with any person party to a Related Agreement, any of its affiliates and any person who may do business with or own securities of any such person or any of its affiliates, without any duty to account therefor to the Issuer, the Owner Trustee or the Indenture Trustee.

8	(20[__]-[ ] Owner Trust Administration Agreement)

Section 9.              Term of Agreement; Resignation and Removal of Administrator.

(a)            This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

(b)            Subject to Sections 9(e) and (f), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days’ prior written notice.

(c)            Subject to Sections 9(e) and (f), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days’ prior written notice.

(d)            Subject to Sections 9(e) and (f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

(i)             the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within ten Business Days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer);

(ii)             if any representation or warranty of the Administrator, in its capacity as Administrator, made in this Agreement shall prove to be incorrect in any material respect as of the time when the same shall have been made and the incorrectness of such representation or warranty has a material adverse effect on the Issuer or the Noteholders and such failure continues unremedied for 90 days after discovery thereof by a Responsible Officer of the Administrator or receipt by the Administrator of written notice thereof from the Indenture Trustee or the Noteholders representing not less than 50% of the Outstanding Amount of the Notes;

(iii)           a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

(iv)           the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due.

The Administrator agrees that if any of the events specified in clauses (iii) or (iv) of this Section shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

9	(20[__]-[ ] Owner Trust Administration Agreement)

(e)            No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer, (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder and (iii) the Owner Trustee and the Indenture Trustee consent to the successor Administrator.

(f)             The appointment of any successor Administrator shall be effective only after the satisfaction of the Rating Agency Condition (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes) with respect to such appointment.

(g)             A successor Administrator shall execute, acknowledge and deliver a written acceptance of its appointment hereunder to the resigning Administrator and to the Issuer. Thereupon the resignation or removal of the resigning Administrator shall become effective, and the successor Administrator shall have all the rights, powers and duties of the Administrator under this Agreement. The successor Administrator shall mail a notice of its succession to the Noteholders and the Certificateholders. The resigning Administrator shall promptly transfer or cause to be transferred all property and any related agreements, documents and statements held by it as Administrator to the successor Administrator and the resigning Administrator shall execute and deliver such instruments and do other things as may reasonably be required for fully and certainly vesting in the successor Administrator all rights, power, duties and obligations hereunder.

(h)            In no event shall a resigning Administrator be liable for the acts or omissions of any successor Administrator hereunder.

(i)             In the exercise or administration of its duties hereunder and under the Related Documents, the Administrator may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Administrator shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Administrator with due care.

Section 10.             Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 9(a) or the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 9(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 9(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

10	(20[__]-[ ] Owner Trust Administration Agreement)

Section 11.             Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

(a)             if to the Issuer or the Owner Trustee, to:

Hyundai Auto Receivables Trust 20[__]-[ ]
In care of [                                   ]
[                                   ]
[                                   ]
[                                   ]
Attention: [                                   ]

(b)             if to the Administrator, to:

Hyundai Capital America
3161 Michelson Drive
Suite 1900
Irvine, CA 92612
Attention: Treasurer

(c)             if to the Indenture Trustee, to:

[                                    ]
[                                    ]
[                                    ]
Attention: [                                    ]

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

Section 12.             Amendments.

(a)             This Agreement may be amended by the Issuer, the Administrator and the Indenture Trustee, but without the consent of the Owner Trustee, any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement, or for the purpose of correcting any inconsistency with the Prospectus, or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders subject to the satisfaction of one of the following conditions:

(i)             the Issuer or the Administrator delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders (and, if the Certificates are then held by anyone other than the Depositor or a U.S. Affiliate of the Depositor, the Certificateholders); or

(ii)            the Rating Agency Condition is satisfied (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes) with respect to such action.

11	(20[__]-[ ] Owner Trust Administration Agreement)

(b)            This Agreement may also be amended from time to time by the Issuer, the Administrator and the Indenture Trustee, with the prior written consent of the Noteholders holding not less than a majority of the Outstanding Amount of the Controlling Class of Notes, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) reduce the interest rate or principal amount of any Note or delay the Stated Maturity Date of any Note without the consent of the Holder of such Note or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes, the Securityholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Notes and Certificateholders holding all outstanding Certificates.

Promptly after the execution of any amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee and each Rating Agency.

It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee, on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

Section 13.             Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition (other than with respect to S&P, but with satisfaction of the Rating Agency Notification with respect to S&P if S&P is rating any Outstanding Class of Notes) in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder and represents that it has the financial ability to satisfy its indemnification obligations hereunder. Notwithstanding the foregoing, the Administrator can transfer its obligations to any affiliate that succeeds to substantially all of the assets and liabilities of the Administrator and who has represented and warranted that it is not less creditworthy than the Administrator. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

Section 14.             GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

12	(20[__]-[ ] Owner Trust Administration Agreement)

Section 15.             Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

Section 16.             Counterparts; Electronic Signatures and Transmission.

(a)            This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by Electronic Transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)            For purposes of this Agreement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. The Indenture Trustee and the Issuer are authorized to accept written instructions, directions, reports, notices or other communications signed manually, by way of facsimiled signatures, or delivered by Electronic Transmission. In the absence of bad faith or negligence on its part, each of the Indenture Trustee and the Issuer may conclusively rely on the fact that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission and, in the absence of bad faith or negligence, shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Indenture Trustee or the Issuer, including, without limitation, the risk of either the Indenture Trustee or Issuer acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties.

(c)            The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

(d)            Notwithstanding anything to the contrary in this Agreement, any and all communications (both text and attachments) by or from the Indenture Trustee that the Indenture Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission may be required to complete a one-time registration process.

13	(20[__]-[ ] Owner Trust Administration Agreement)

Section 17.             Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 18.             Not Applicable to [                                    ] in Other Capacities. Nothing in this Agreement shall affect any obligation [                                    ] may have in any other capacity.

Section 19.             Limitation of Liability of Owner Trustee and Indenture Trustee.

(a)             Notwithstanding anything contained herein to the contrary, (a) this instrument is executed and delivered by [________________], not individually or personally but solely as Owner Trustee of Hyundai Auto Receivables Trust 2021-C, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by [________________] but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on [________________] individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) [________________] has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this instrument and (e) under no circumstances shall [________________] be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this instrument or any other related documents. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles 6, 7 and 8 of the Trust Agreement.

(b)            Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by the Indenture Trustee solely as Indenture Trustee and in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

(c)             No recourse under any obligation, covenant or agreement of the Issuer contained in this Agreement shall be had against any agent of the Issuer (including the Administrator and the Owner Trustee) as such by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is solely an obligation of the Issuer as a Delaware statutory trust, and that no personal liability whatever shall attach to or be incurred by any agent of the Issuer (including the Administrator and the Owner Trustee), as such, under or by reason of any of the obligations, covenants or agreements of the Issuer contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by the Issuer of any such obligations, covenants or agreements, either at common law or at equity, or by statute or constitution, of every such agent is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

14	(20[__]-[ ] Owner Trust Administration Agreement)

Section 20.             Third-Party Beneficiary. The Seller, the Depositor and the Owner Trustee are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if each were a party hereto.

Section 21.             Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the Administrator and the Indenture Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court of government authority for the purpose of commencing or sustaining a case against the Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

Section 22.             Liability of Administrator. Notwithstanding any provision of this Agreement, the Administrator shall not have any obligations under this Agreement other than those specifically set forth herein, and no implied obligations of the Administrator shall be read into this Agreement. Neither the Administrator nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement, except for its or their own negligence or willful misconduct and in no event shall the Administrator be liable under or in connection with this Agreement for indirect, special or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. Without limiting the foregoing, the Administrator may (a) consult with legal counsel (including counsel for the Issuer), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts and (b) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by Electronic Transmission) believed by it to be genuine and signed or sent by the proper party or parties.

[SIGNATURE PAGES FOLLOW]

15	(20[__]-[ ] Owner Trust Administration Agreement)

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[ ]

By:	[ ], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

S-1	(20[__]-[ ] Owner Trust Administration Agreement)

[ ], not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

S-2	(20[__]-[ ] Owner Trust Administration Agreement)

HYUNDAI CAPITAL AMERICA, as Administrator

By:
Name:
Title:

S-3	(20[__]-[ ] Owner Trust Administration Agreement)

EXHIBIT A

POWER OF ATTORNEY

STATE OF	)
)
COUNTY OF	)

KNOW ALL MEN BY THESE PRESENTS, that Hyundai Auto Receivables Trust 20[__]-[ ] (the “Issuer”), does hereby make, constitute and appoint Hyundai Capital America, as administrator (the “Administrator”) under the Owner Trust Administration Agreement dated as of [                ], 20[__] (the “Administration Agreement”), among the Issuer, the Administrator, and [                                    ], as Indenture Trustee, as the same may be amended from time to time, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Owner Trustee or the Issuer to prepare, file or deliver pursuant to the Basic Documents, or pursuant to Section 5.04(a), (b), (c) or (d) of the Trust Agreement, including, without limitation, to appear for and represent the Issuer in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Issuer could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

All powers of attorney for this purpose heretofore filed or executed by the Issuer are hereby revoked.

Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

EXECUTED this [       ] day of [               ], 20[__].

HYUNDAI AUTO RECEIVABLES TRUST 20[__]-[ ]

By:	[ ], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

Exhibit A-1	(20[__]-[ ] Owner Trust Administration Agreement)

STATE OF	)
)
COUNTY OF	)

Before me, the undersigned authority, on this day personally appeared _______________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he/she signed the same for the purposes and considerations therein expressed.

Sworn to before me this ______

day of [               ], [      ].

Notary Public - State of _________________

Exhibit A-2	(20[__]-[ ] Owner Trust Administration Agreement)